UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006

MERISTAR HOSPITALITY CORPORATION

(Exact name of registrant as specified in its charter)

1-11903

(Commission File Number)

MARYLAND	72-2648842
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6430 ROCKLEDGE DRIVE, SUITE 200

BETHESDA, MARYLAND 20817

(Address of principal executive offices)

Registrant’s telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On March 22, 2006, MeriStar Hospitality Corporation (“MeriStar”) issued a press release announcing that it had scheduled a special meeting of its stockholders for April 27, 2006, at 10:00 a.m. local time to approve the merger of MeriStar with and into Alcor Acquisition LLC, an affiliate of The Blackstone Group, and the other transactions contemplated by the Agreement and Plan of Merger, dated February 20, 2006, between MeriStar, MeriStar Hospitality Operating Partnership, L.P. and affiliates of The Blackstone Group. MeriStar stockholders who held shares of our common stock at the close of business on March 17, 2006, the record date for the special meeting, will be entitled to vote at the special meeting.

A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated March 22, 2006, of MeriStar Hospitality Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY CORPORATION

By:	/s/ Jerome J. Kraisinger
Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: March 22, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated March 22, 2006, of MeriStar Hospitality Corporation.